Intangible assets, net and Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net and Goodwill	Intangible assets, net and Goodwill
Intangible assets, net
Identifiable intangible assets consist of the following as of December 31, 2024 and 2023:

As of December 31, 2024	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Licenses and service agreements	$1,290,199	$(331,593)	$958,606
Trade names	166,843	(60,375)	106,468
Intellectual property and know-how	9,365	(1,889)	7,476
Non-compete agreements	32,337	(19,490)	12,847
Intangible assets, net	$1,498,744	$(413,347)	$1,085,397

As of December 31, 2023	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Licenses and service agreements	$1,279,705	$(248,083)	$1,031,622
Trade names	167,009	(41,998)	125,011
Non-compete agreements	31,716	(15,904)	15,812
Intangible assets, net	$1,478,430	$(305,985)	$1,172,445
The gross carrying amount of intangible assets increased by $20.3 million during the year ended December 31, 2024 as compared to the year ended December 31, 2023. The increase in the gross carrying amount of intangible assets is primarily due to the Company’s acquisitions of Dark Heart and Curaleaf Poland in the first quarter of 2024, acquisition of NGC in the second quarter of 2024, as well as the Company’s entry into the adult use market in New York, which required an initial fee to obtain the associated adult use license.
Amortization of intangible assets was $109.2 million and $105.7 million for the years ended December 31, 2024 and 2023, respectively.
During the fourth quarter ended December 31, 2023, the Company determined that the estimated useful lives for the tradenames it acquired in the Tryke acquisition and in the EMMAC acquisition had shorter useful lives than were initially determined at the respective acquisition dates. A change in the estimated useful life of a long-lived asset is a change in accounting estimate to be accounted for prospectively. Accordingly, the Company accelerated the amortization of these two tradenames to reflect their revised remaining useful lives, which now end in fiscal year 2024.
The following table outlines the Company’s estimated annual amortization expense over the next five years related to its intangible assets as of December 31, 2024:

Fiscal Year	Estimated Amortization
2025	$98,370
2026	97,723
2027	97,164
2028	93,843
2029	87,721
The Company’s remaining weighted average amortization period for its outstanding intangibles as of December 31, 2024 was 12.7 years. The following table outlines the remaining weighted average amortization period for each major class of intangible assets as of December 31, 2024:

Asset class:	Weighted Average Amortization (in years)
Licenses and service agreements	12.9
Trade names	12.4
Intellectual property and know-how	4.0
Non-compete agreements	6.3
Asset Specific Impairment
The Company recognized impairment loss of $7.8 million on its intangible assets for the year ended December 31, 2023, in connection with certain of the Company’s operations in Nevada classified as held-for-sale during the year ended December 31, 2023.
The Company did not recognize any impairment losses on its intangible assets during the year ended December 31, 2024.
Goodwill
The changes in the carrying amount of goodwill by segment and in total were as follows:

	Domestic	International	Total
Balance at December 31, 2022	$553,203	$71,926	$625,129
Change in Assets Held for Sale (Note 5)	41,678	—	41,678
Loss on Impairment	(50,702)	—	(50,702)
Acquisitions (Note 4)	7,002	—	7,002
Purchase price adjustments (Note 4)	—	119	119
Effect of exchange rate differences	—	3,402	3,402
Balance at December 31, 2023	551,181	75,447	626,628
Acquisitions (Note 4)	—	6,137	6,137
Purchase price adjustments (Note 4)	—	63	63
Effect of exchange rate differences	—	(3,944)	(3,944)
Balance at December 31, 2024	$551,181	$77,703	$628,884
Purchase price adjustments relate to measurement period adjustments. See Note 4 — Acquisitions for further details.
Asset Specific Impairment
The Company allocates its goodwill to two reporting units, Domestic and International, which are also the Company’s operating and reportable segments, as discussed in Note 25 — Segment reporting.
In accordance with industry standard, the Company performed its annual impairment assessment on October 1, 2024 for its two reporting units: Domestic and International. The recoverable amount of the reporting units were determined based on the fair value using level 2 and level 3 inputs that were ultimately determined to be market participant assumptions. The recoverable amount for all reporting units were valued using a discounted cash flow model, a variation of the income approach, and corroborated with value indications from certain market approaches, specifically the publicly-traded guideline company method and the comparable transaction method. It is reasonably possible that future changes in assumptions may negatively impact future assessments of the recoverable amount of the Company’s assets. The Company will continue to evaluate the recoverability of its assets on an annual basis.
The significant assumptions applied in the determination of the recoverable amount are described as follows:
i.Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends;
ii.Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators and projected industry growth;
iii.Post-tax discount rate: The post-tax discount rate is reflective of the reporting units’ Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium and after-tax cost of debt based on corporate bond yields; and
iv.Tax rate: The tax rates used in determining the future cash flows were those effectively enacted based on jurisdiction at the respective valuation date.
The recoverable amount of the reporting units were compared to the total reporting unit carrying amount for each reporting unit grouping for impairment testing procedures.
As a result of the annual quantitative goodwill impairment assessment for fiscal year 2023, the Company determined the carrying value of its operations in Nevada was lower than the recoverable amount to the extent that the goodwill previously allocated to Nevada was fully impaired. As a result, the Company recognized an impairment loss for Nevada of $44.0 million during the year ended December 31, 2023, which the Company recognized within Loss on impairment in the Consolidated Statements of Operations.

Reporting Units	Carrying Value of Goodwill	Goodwill Impairment
Nevada	$43,992	$43,992
In addition to the impairment loss resulting from the Company’s annual goodwill impairment assessment, the Company recorded a $6.7 million loss on impairment of goodwill allocated to certain Nevada entities that were classified as held-for-sale during the year ended December 31, 2023.
The Company did not recognize any goodwill impairment losses during the year ended December 31, 2024.